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                                                                    EXHIBIT 10.1

                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD amendment to LOAN AGREEMENT (the "Agreement") is made and entered into as of July 1, 2001 by and between Sun Communities Operating Limited Partnership, a Michigan limited partnership ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334, and BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation ("Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, MI 48009.

                                    RECITALS:

         A. Borrower and Lender have entered into that certain Loan Agreement dated March 1, 1998, a First Amendment to Loan Agreement dated as of June 11, 1999 and a Second Amendment to Loan Agreement dated as of December 13, 1999 (collectively, the "Loan Agreement").

         B. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 1:

                  "1.      LOAN. Lender will make the following Loan to
                           Borrower:

                   Type of Loan     Interest Rate      Note Amount     Maturity
                   ------------      -------------     ------------    --------
                   Line of Credit     8% per annum      $50,000,000     Demand

                  The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement."

         2. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

         3. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

                            [signature page attached]
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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Loan Agreement as of the date first written above.

                          BORROWER:

                          BINGHAM FINANCIAL SERVICES
                          CORPORATION, a Michigan corporation

                          By: /s/ Ronald A. Klein
                             -----------------------------------------

                          Its: President and Chief Executive Officer
                             -----------------------------------------


                          LENDER:

                          SUN COMMUNITIES OPERATING LIMITED
                          PARTNERSHIP, a Michigan limited partnership


                          By: Sun Communities, Inc., a Maryland corporation
                          Its: General Partner


                          By: /s/ Gary A. Shiffman
                             -----------------------------------------

                          Its:             President
                             -----------------------------------------


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